                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of Earliest event reported): JUNE 10, 1997

                       BAY VIEW SECURITIZATION CORPORATION
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               (Exact name of registrant as specified in charter)
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          DELAWARE                      333-16233                 93-1225376
          --------                      ---------                 ----------
State or other jurisdiction of    (Commission File No.)       (I.R.S. Employer
incorporation or organization                                Identification No.)



          C/O BAY VIEW BANK
       2121 SO. EL CAMINO REAL
        SAN MATEO, CALIFORNIA                                        94403
        ---------------------                                        -----
        Address of principal                                       Zip Code
          executive offices



       Registrant's telephone number, including area code: (415) 573-7300


                                 Not Applicable
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   (Former name, former address, and former fiscal year, if changed since last report)
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Item 7.     Financial Statements, Pro forma Financial Information and Exhibits


Exhibit 99.1     Monthly Servicer's Report dated May 31, 1997


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                                      BAY VIEW 1997 RA-1 AUTO TRUST
                                BY:   BAY VIEW SECURITIZATION CORPORATION
                                      ORIGINATOR OF TRUST



Dated: June 20, 1997                 By:  /s/ David A. Heaberlin
                                          ----------------------
                                          David A. Heaberlin
                                          Treasurer and Chief Financial Officer